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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 3 to Form S-4 Registration Statement (No. 333-43003) of our report dated February 27, 1998 included in Pennzoil Company's Annual Report on Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Houston, Texas

June 30, 1998